Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:

Investors
Bob Okunski
408-240-5447
Bob.Okunski@sunpowercorp.com

Media
Helen Kendrick
408-240-5585
Helen.Kendrick@sunpowercorp.com

SunPower Announces Reorganization

SAN JOSE, Calif., Nov. 3, 2011 – SunPower Corp. (NASDAQ: SPWRA, SPWRB) today announced a reorganization to align its businesses and cost structure with expected market conditions in 2012 and beyond.  Several of our longest-tenured executives will adjust their areas of responsibility, including Howard Wenger, who will assume the title of President, Regions and Jack Peurach, who will assume the title Executive Vice President, Products, and Marty Neese, who will remain Chief Operating Officer with expanded responsibilities.  These changes will be effective immediately.  In addition, the company announced today on its earnings call that its Chief Financial Officer, Dennis Arriola, will be leaving the company in March of 2012 and that Jim Pape, its President, Residential and Commercial, will be leaving the company later this month.

“SunPower’s differentiated technology and vertically integrated, diversified channel strategy has established our company as a leader in the industry and positioned us well to address the challenges of the current solar market environment,” said Tom Werner, SunPower CEO.  “As we look to 2012, we plan to align our business structure to accelerate our product and technology innovation, increase the efficiency of our processes and reduce our costs.  We are reorganizing the company to a regional business focus, a products group with product line profit and loss responsibility, and we will extend the responsibility of our upstream group to incorporate the research and development of our world-leading efficiency solar cell and panels.

“I thank Howard, Jack and Marty for stepping up to new or expanded roles at SunPower,” continued Werner.  “Over the last three years, Dennis has established a culture of strong controls, continual process improvements and high quality standards in the finance and accounting teams, and built up a strong set of leaders around him.  After the recent successful series of financings and credit facilities that he and his team have completed, I accepted his request to transition out of the company to pursue new opportunities and thank him for his leadership and contributions during tremendous growth at SunPower.  Similarly, Jim Pape has grown the residential and commercial business in scale, footprint and efficiency during his tenure and we thank him for his contributions and leadership.”

SunPower expects to implement a company-wide restructuring program in the fourth quarter to accelerate operating cost reduction and improve overall operating efficiency.  The company currently expects this program to reduce operating expenses by as much as 10 percent in 2012, while growing the company.  As a result of the expected restructuring program under consideration, the company believes it may incur a one-time, pre-tax charge of approximately $10 million which is not included in current 2011 GAAP guidance.

About SunPower
SunPower Corp. (NASDAQ: SPWRA, SPWRB) designs, manufactures and delivers the highest efficiency, highest reliability solar panels and systems available today. Residential, business, government and utility customers rely on the company’s quarter century of experience and guaranteed performance to provide maximum return on investment throughout the life of the solar system. Headquartered in San Jose, Calif., SunPower has offices in North America, Europe, Australia and Asia. For more information, visit www.SunPowercorp.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The company uses words and phrases such as  “expected,” “will,” “plan,” “expects,” “accelerate,” “improve,” and “growing” and similar expressions to identify forward-looking statements in this press release, including forward-looking statements regarding:  (a) market conditions in 2012; (b) accelerating product and technology innovation; (c) increasing efficiencies and reducing costs; (d) expected operating expense savings from the expected restructuring program while growing the company; and (e) expected impact of the restructuring program on financial statements.  Such forward-looking statements are based on information available to the company as of the date of this release and involve a number of risks and uncertainties, some beyond the company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as:  (i) increasing competition in the industry and lower average selling prices, impact on gross margins, and any revaluation of inventory as a result of decreasing ASP or reduced demand; (ii) the impact of regulatory changes and the continuation of governmental and related economic incentives promoting the use of solar power, and the impact of such changes on our revenues, financial results, and any potential impairments to our intangible assets, project assets, and goodwill; (iii) the company’s ability to meet its cost reduction plans and reduce its operating expenses; (iv) the company’s ability to obtain and maintain an adequate supply of raw materials, components, and solar panels, as well as the price it pays for such items and third parties’ willingness to renegotiate or cancel above market contracts; (v) general business and economic conditions, including seasonality of the solar industry and growth trends in the solar industry; (vi) the company’s ability to revise its portfolio allocation geographically and across downstream channels to respond to regulatory changes; (vii) the company’s ability to increase or sustain its growth rate; (viii) construction difficulties or potential delays, including obtaining land use rights, permits, license, other governmental approvals, and transmission access and upgrades, and any litigation relating thereto; (ix) timeline for revenue recognition and impact on the company’s operating results; (x) the significant investment required to construct power plants and the company’s ability to sell or otherwise monetize power plants, including the company's success in completing the design, construction and maintenance of CVSR; (xi) fluctuations in the company’s operating results and its unpredictability, especially revenues from the UPP segment or in response to regulatory changes; (xii) the availability of financing arrangements for the company’s utilities projects and the company’s customers; (xiii) potential difficulties associated with operating the joint venture with AUO and the company’s ability to achieve the anticipated synergies and manufacturing benefits, including ramping Fab 3 according to plan; (xiv) the company’s ability to remain competitive in its product offering, obtain premium pricing while continuing to reduce costs and achieve lower targeted cost per watt; (xv) the company’s liquidity, substantial indebtedness, and its ability to obtain additional financing; (xvi) manufacturing difficulties that could arise;( xvii) the company’s ability to achieve the expected benefits from its relationship with Total; (xviii) the success of the company’s ongoing research and development efforts and the acceptance of the company’s new products and services; (xix) the company’s ability to protect its intellectual property; (xx) the company’s exposure to foreign exchange, credit and interest rate risk; (xxi) possible impairment of goodwill. intangible assets, and project assets; (xxii) possible consolidation of the joint venture AUO SunPower; and (xxiii) other risks described in the company’s Annual Report on Form 10-K for the year ended January 2, 2011, Quarterly Reports on Form 10-Q for the quarters ended April 3, 2011 and July 3, 2011 and other filings with the Securities and Exchange Commission.  These forward-looking statements should not be relied upon as representing the company's views as of any subsequent date, and the company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

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